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                               FIRST EAGLE FUNDS
                          FIRST EAGLE FUND OF AMERICA
                         FIRST EAGLE INTERNATIONAL FUND
                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 451-3623
                        SUPPLEMENT DATED MARCH 13, 2002
           TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2002

The Board of Trustees of First Eagle Funds has determined that the assets of First Eagle International Fund ('FEI') have fallen to the point where continued investment operations are no longer viable. The Board of Trustees does not expect future investments to change this situation. Therefore, the Board of Trustees is taking steps to terminate FEI, including the termination of the offering of shares of FEI effective as of the close of business March 18, 2002. Accordingly, shares of FEI may not be purchased by investors after the close of business March 18, 2002. In addition, exchanges for shares of FEI will not be accepted after the close of business March 18, 2001.

THE TERMINATION OF THE OFFERING OF SHARES OF FEI IS NOT INTENDED TO HAVE ANY EFFECT ON THE OPERATIONS OF FIRST EAGLE FUND OF AMERICA (FEA), WHICH WILL CONTINUE AS NORMAL.

FEI shareholders wishing to remain invested with us may want to consider exchanging their FEI shares for shares of FEA or for shares of any of the First Eagle SoGen Funds, as described under the caption 'Exchanging Your Shares' in the First Eagle Funds Prospectus dated March 1, 2002. Investors who wish to remain invested in a fund investing primarily in non-U.S. equities may want to consider exchanging their shares for those of First Eagle SoGen Overseas Fund, while those investors who wish to consider other investment programs may want to consider FEA, First Eagle SoGen Global Fund, First Eagle U.S. Value Fund and First Eagle SoGen Gold Fund. Redemption fees or sales charges, if any, incurred in connection with the exchange of shares of FEI for shares of the above-mentioned funds will be waived. The investment objective and strategies, investment risks and fees and expenses applicable to FEA are described in your First Eagle Funds Prospectus, while those applicable to First Eagle SoGen Global Fund, First Eagle SoGen Overseas Fund, First Eagle U.S. Value Fund and First Eagle SoGen Gold Fund are described in the prospectus for First Eagle SoGen Funds, Inc., which you may obtain by calling (800) 451-3623. Investors should read the applicable prospectus carefully before making any investment decision. Exchanges may constitute a taxable event for U.S. federal income tax purposes (resulting in the recognition of gain or loss).

This information supplements, and to the extent inconsistent therewith, replaces, the information contained in the Statement of Additional Information for First Eagle Fund of America and First Eagle International Fund dated
March 1, 2002.